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                        SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                  CURRENT REPORT UNDER SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported):   January 6, 2000
                        Commission File Number: 0-26885


                               PLUME CREEK, INC.
     ----------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                  NEVADA                            87-0506937
     -------------------------------      ---------------------------------
     State or other jurisdiction of         (IRS Employer Identification
     incorporation or organization)                     No.)




           1408 WESTWOOD COURT
           SANDPOINT, IDAHO                           83864
     -------------------------------      ---------------------------------
     (Address of Principal Executive                  (Zip Code)
                 Offices)


               Registrant's Telephone Number, including Area Code:
                                 (208) 263-8179
                            ------------------------



                                    N/A
     ----------------------------------------------------------------------
       (Former name, former address, and formal fiscal year, if changed since last report)









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                                           TABLE OF CONTENTS

                                                                    PAGE

ITEM 5                                                                2

SIGNATURES                                                            2

EXHIBITS                                                              2








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ITEM 5.  OTHER EVENTS

On January 6, 2000 by Unanimous Written Consent of the Board of Directors, the common stock of the corporation was split on a 2 shares for 1 basis and, for the purpose of effecting such stock split, the number of authorized capital stock was doubled. Unanimous Written Consent of the Board of Directors of Plume Creek, Inc. and Certificate filed with Secretary of State of Nevada attached hereto as exhibits 99.1 and 99.2.



EXHIBITS

    99.1  Unanimous Written Consent of the Board of Directors.

    99.2  Certificate



SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  March 7, 2000                  Plume Creek, Inc.



                                       By /s/ David A. Miller Vice-President